SECOND AMENDMENT TO DEFERRAL AND WAIVER AGREEMENT

        THIS SECOND AMENDMENT TO DEFERRAL AND WAIVER AGREEMENT is made and entered into this 27th day of MARCH, 2000, by and between KEYBANK NATIONAL ASSOCIATION, a national banking association ("LENDER") and DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "COMPANY").

                                    RECITALS

        A. On December 31, 1998, the Company and Lender entered into a First Amendment to Amended and Restated Credit Facility and Security Agreement ("FIRST AMENDMENT"), which amended the terms of a November 30, 1998 Amended and Restated Credit Facility and Security Agreement (the First Amendment and the Amended and Restated Credit Facility and Security Agreement shall be hereinafter collectively referred to as the "CREDIT AGREEMENT"). Pursuant to the terms of the First Amendment, Lender agreed to provide credit facilities to the Company in an aggregate principal amount of up to $14,000,000, consisting of an Acquisition Line with a maximum credit limit of $5,700,000, an Accommodation Line with a maximum credit limit of $2,300,000, and a Working Capital Credit Line with a maximum credit limit of $6,000,000.

        B. By letter dated July 21, 1999, Lender waived for the period ended September 30, 1999 certain of the Company's covenant defaults under the Credit Agreement and under that certain Reimbursement Agreement between the parties dated as of September 1, 1998, executed in connection with Lender's issuance of a letter of credit to support principal and interest payments under certain industrial development revenue bonds (the Credit Agreement and the Reimbursement Agreement are sometimes hereinafter collectively referred to as the "LOAN DOCUMENTS"). In addition, by letter dated September 30, 1999, Lender deferred until October 15, 1999 certain principal payments that were required to be made by the Company on September 30, 1999.

        C. On or about October 15, 1999, Company and Lender executed a Deferral and Waiver Agreement, pursuant to which Lender agreed, conditioned upon certain undertakings and covenants of Company, to forbear from declaring any further defaults under the Loan Documents, to accelerate amounts due thereunder, or to otherwise exercise its rights and remedies under the Loan Documents for the period from October 16, 1999 through December 30, 1999 (the "INITIAL DEFERRAL PERIOD").

        D. On or about December 30, 1999, Company and Lender executed a First Amendment to Deferral and Waiver Agreement pursuant to which Lender agreed, conditioned upon certain under takings and covenants of Company, to forbear from declaring any further defaults under the loan documents, to accelerate amounts due thereunder, or to otherwise exercise its rights and remedies under the loan documents for the period from December 31, 1999 to March 30, 2000 (the "SECOND DEFERRAL PERIOD").

        E. Company has requested that Lender enter into this Second Amendment to Deferral and Waiver Agreement in order to give the Company additional time to close that certain Stock Purchase Agreement dated January 20, 2000 between Company and SNPE, Inc.


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        F.  Lender is willing to enter into this Second Amendment to Deferral and Waiver Agreement, but only upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, the parties do hereby agree as follows:


        1. AFFIRMATION OF RECITALS. The Recitals set forth above are true and correct and are incorporated herein by this reference.

        2. ACKNOWLEDGMENT OF INDEBTEDNESS. Company acknowledges that as of the date hereof, the following loan balances are outstanding from Company to
Lender:

            Principal amount outstanding
               under Acquisition Line                         $4,930,000.00

            Principal amount outstanding
               under Accommodation Line                       $2,300,000.00

            Of the foregoing amounts, Company further acknowledges that the following amounts are due and owing to Lender as of the date hereof (the "Current Principal Loan Payments"):

            Current Principal Loan Payment
               due under Acquisition Line                     $777,272.73

            Current Principal Loan Payment
               due under Accommodation Line                   $690,000.00

        3. LENDER'S FORBEARANCE. Provided that Company is not in default under the terms of this Second Amendment to Deferral and Waiver Agreement, Lender agrees not to declare any further defaults under the Loan Documents, to accelerate the amounts due under the Loan Documents, or to otherwise exercise its other rights and remedies under the Loan Documents for the period from March 30, 2000, to May 15, 2000 (the "SECOND AMENDED DEFERRAL PERIOD"). The Current Principal Loan Payments referred to in paragraph 2 above shall be due and payable on the earlier of (i) May 15, 2000 and (ii) the closing of the Stock Purchase Agreement with SNPE, Inc. referred to in recital E above.

        4. INTEREST RATE ON ACCOMMODATION LINE. From and after the date hereof, interest on the unpaid principal due with respect to the Accommodation Line shall accrue and be payable at the Prime Rate (as defined in the First Amendment) PLUS two hundred twenty five (225) basis points.

        5. INTEREST RATE ON ACQUISITION LINE AND WORKING CAPITAL CREDIT LINE. From and after the date hereof, interest on the unpaid principal due with respect to the Acquisition Line and the Working Capital Credit Line shall accrue and be payable at the Prime Rate (as defined in the First Amendment) PLUS one hundred (100) basis points.


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        6.  WAIVER OF COVENANT VIOLATIONS.  Provided that the Company is not in default hereunder, Lender agrees, during the Second Amended Deferral Period, to waive the Company's Covenant Defaults under the Loan Documents.

        7. NO DEFENSES, WAIVERS. As of the date of this Second Amendment to Deferral and Waiver Agreement, the Principal Loan Payments set forth in paragraph 2 above are due and payable by the Company to Lender, and the Company acknowledges that it has no defense, offset, or counterclaims to any of Company's obligations under the Loan Documents. To the extent that any such defenses, claims or offsets exist as of the date hereof, they are hereby waived and released in consideration of Lender's execution of this Second Amendment to Deferral and Waiver Agreement. Company has duly authorized, executed and delivered this Second Amendment to Deferral and Waiver Agreement to Lender, and the Company acknowledges that the Loan Documents are valid and enforceable in accordance with their terms against the Company.

        8. DEFAULTS. The occurrence of any one or more of the following shall constitute a default under this Second Amendment to Deferral and Waiver
Agreement:

            (i) the untruth of any representation or warranty contained in this Second Amendment to Deferral and Waiver Agreement, or the existence of a misrepresentation of fact or fraud contained in any document or information heretofore or hereafter submitted or communicated to Lender in support of this Second Amendment to Deferral and Waiver Agreement;

            (ii) breach or violation of any terms, covenant or condition contained in this Second Amendment to Deferral and Waiver Agreement;

            (iii) any other default (other than non-payment of principal acknowledged in paragraph 2 above and the Company's Covenant Defaults referred to in paragraph 7 above) under any of the Loan Documents;

            (iv) any variation by Two Hundred and Fifty Thousand Dollars ($250,000) or more (on a cumulative basis) between (i) the proforma cash flow summary (September 21, 1999 update) and monthly income statement summary (September 21, 1999 update) which have been submitted by the Company to Lender in accordance with the Loan Documents and (ii) the actual cash flow and operating income of the company calculated and submitted to Lender within twenty
(20) days following the end of each calender month during the Second Amended deferral Period; or

            (v) termination of the January 20, 2000 Stock Purchase Agreement between the Company and SNPE, Inc.

        9. TERMINATION; REMEDIES. Immediately following the occurrence of any default under this Second Amendment to Deferral and Waiver Agreement, Lender may, at its option, (i) terminate its obligations to waive Covenant Defaults and defer payments as contained herein without notice or demand to the Company and
(ii) pursue any other remedies available to it under the Loan Documents


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or otherwise. If not sooner terminated, Lender's obligation to waive Covenant
Defaults and defer payments as set forth herein shall terminate automatically and without notice to or action by Company on May 15, 2000.

        10. NO WAIVER OF REMEDIES. Lender expressly reserves any and all rights and remedies available to it under this Second Amendment to Deferral and Waiver Agreement and the Loan Documents, at law or in equity in the event the Company defaults under this Second Amendment to Deferral and Waiver Agreement. No failure to exercise, or delay by Lender in exercising, any right, power or privilege hereunder shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Second Amendment to Deferral and Waiver Agreement and the Loan Documents are cumulative and not exclusive of each other or of any right or remedy provided by law or in equity. Except as expressly provided in the Loan Documents, no notice to or demand upon the Company in any instance shall, in itself, entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand.

        11. EXPENSES; ATTORNEYS' FEES. In addition to all other amounts that are now due or may hereafter become due to Lender under the Loan Documents or this Second Amendment to Deferral and Waiver Agreement, the Company shall reimburse Lender for all amounts reasonably incurred by or on behalf of Lender for attorneys' fees, recording expenses, title insurance fees, UCC searches, and all other reasonable expenses incurred by or on behalf of Lender by reason of the matters specified herein and for the preparation of this Second Amendment to Deferral and Waiver Agreement and all other documents necessary and required to effectuate the provisions hereof including, without limitation, all reasonable costs and expenses with respect to the Company's compliance with the terms and conditions hereof and Lender's enforcement thereof. In the event any dispute shall arise concerning the subject matter of this Second Amendment to Deferral and Waiver Agreement, Lender shall be entitled to recover from the Company its reasonable attorneys' fees and costs incurred in the enforcement of any of the provisions set forth herein. The rights and remedies of Lender contained in this paragraph shall be in addition to, and not in lieu of, the rights and remedies contained in the Loan Documents and as provided by law.

        12. GOVERNING LAW. This Second Amendment to Deferral and Waiver Agreement shall be construed in accordance with the laws of the State of Colorado, without regard to its conflict of laws principles.

        13. CONSTRUCTION. This Second Amendment to Deferral and Waiver Agreement shall not be construed more strictly against Lender merely by virtue of the fact that the same has been prepared by Lender or its counsel, it being recognized that the Company and Lender have contributed substantially and materially to the preparation of this Second Amendment to Deferral and Waiver Agreement, and the Company and Lender each acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Second Amendment to Deferral and Waiver Agreement.


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        14. ENTIRE AGREEMENT. Company and Lender each acknowledge that there are no other agreements or representations, either oral or written, express or implied, not embodied in this Second Amendment to Deferral and Waiver Agreement and the Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of the Company and Lender, and the provisions of the Loan Documents are hereby ratified and confirmed.

        15. BENEFIT. Except as provided herein, this Second Amendment to Deferral and Waiver Agreement shall be binding upon and shall inure to the benefit of the Company and Lender, and their respective successors and assigns.

        16. RATIFICATION. The Loan Documents shall remain in full force and effect, and all of the terms and provisions of the Loan Documents, as herein modified, are hereby ratified and reaffirmed.

        17. CONSENT TO AGREEMENT. Company acknowledges that it has thoroughly read and reviewed the terms and provisions of this Second Amendment to Deferral and Waiver Agreement and is familiar with the same, that the terms and provisions contained herein are clearly understood by it and have been fully and unconditionally consented to by it and that the Company has had the full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Second Amendment to Deferral and Waiver Agreement and that this Second Amendment to Deferral and Waiver Agreement has been entered into by the Company freely, voluntarily, with full knowledge, and without duress, and that in executing this Second Amendment to Deferral and Waiver Agreement, the Company is relying on no other representations either written or oral, express or implied, made to the Company by any other party hereto, and that the consideration received by the Company hereunder has been actual and adequate.

        18. RELEASE. As additional consideration for Lender entering into this Second Amendment to Deferral and Waiver Agreement, the Company hereby fully and unconditionally releases and forever discharges Lender, its agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting in its behalf of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which the Company may now have or claim to have against Lender as of the date of this Second Amendment to Deferral and Waiver Agreement, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way affecting, concerning, arising out of or founded upon the Loan Documents including, but not limited to, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to and including the date of this Second Amendment to Deferral and Waiver Agreement.

        19. COUNTERPARTS. It is understood and agreed that this Second Amendment to Deferral and Waiver Agreement may be executed in several counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Second Amendment to Deferral and Waiver Agreement, even though all of the parties hereto may


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not have executed the same counterpart of this Second Amendment to Deferral and
Waiver Agreement.

        20. LENDER NOT LIABLE FOR EXPENSES. Nothing in this Second Amendment to Deferral and Waiver Agreement shall be intended or construed to hold Lender liable or responsible for any expenses, disbursement, liability or obligation of any kind or nature whatsoever including, but not limited to, wages, salaries, payroll taxes, deposits, withholding, benefits or other amounts payable to or on behalf of the Company.

        21. COMPANY REMAINS IN CONTROL. Company and Lender agree that the Company remains in control of the Company, that it determines the business plan for, and employment, management and operating directions and decisions for Company.

        22. MISCELLANEOUS. This Second Amendment to Deferral and Waiver Agreement is made for the sole protection of Lender and the Company and their respective successors and assigns. No other person shall have any right whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in the Loan Documents. Time shall be of the strictest essence in the performance of each and every one of the Company's obligations hereunder. If any provision of this Second Amendment to Deferral and Waiver Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment.

        IN WITNESS WHEREOF, this Second Amendment to Deferral and Waiver Agreement has been executed by the parties hereto in manner and form sufficient to bind them, as of the day and year first above written.

                                    KEYBANK NATIONAL ASSOCIATION
                                    a national banking association

                                    By:   /s/ H. Daniel Willetts
                                       -----------------------------------------
                                    Name: H. Daniel Willetts
                                    Its:  Vice President



                                    DYNAMIC MATERIALS CORPORATION,
                                    a Delaware corporation

                                    By:   /s/ Joseph P. Allwein
                                       -----------------------------------------
                                    Name: Joseph P. Allwein
                                    Its:  President and CEO


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STATE OF COLORADO            )
                             ) ss.
COUNTY OF _________________  )

        The foregoing was acknowledged before me this ____ day of _____________, 1999, by _________________, as _________________________ of KEYBANK NATIONAL
ASSOCIATION, a national banking association.

        WITNESS my hand and official seal.

        My commission expires_________________________


                                    _______________________________________
                                    Notary Public



STATE OF COLORADO            )
                             ) ss.
COUNTY OF _________________  )

        The foregoing was acknowledged before me this ____ day of _____________, 1999, by _________________, as _________________________ of DYNAMIC MATERIALS
CORPORATION, a Delaware corporation.

        WITNESS my hand and official seal.

        My commission expires_________________________


                                    _______________________________________
                                    Notary Public


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